UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013

SOFTECH, INC.

(Exact name of the Registrant as specified in its charter)

Massachusetts	0-10665	04-2453033
(State or other jurisdiction of incorporation)	(Commission File Number}	(I.R.S Employer Identification No.)

59 Lowes Way, Suite 401, Lowell, MA 01851

(Address of principal executive offices and zip code)

(978) 513-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

As previously disclosed, on May 10, 2013, SofTech, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) among the Company, as borrower and Prides Crossing Capital, L.P. and Prides Crossing Capital-A, L.P., (“Lenders”).

On July 9, 2013, the Company and the Lenders entered into Amendment No. 1 to the Loan Agreement (“Amendment No. 1”) to provide for the following principal terms:

•

Repurchase Shares of Common Stock.   Amendment No. 1 waives applicable provisions to permit, and provides formal consent to, the Company’s repurchase of 170,000 shares of common stock, par value $0.10 per share (“Common Stock”), held by stockholder Greenleaf Capital, Inc., and certain affiliates thereof for a purchase price of $0.37, which the Company completed on June 14, 2013 as described in the Company’s Current Report on Form 8-K dated June 19, 2013.

•

Adjustment of Leverage Ratio II Covenant.  The parties agreed to ease the maximum Leverage Ratio II financial covenant (defined in the Loan Agreement as the ratio of indebtedness to EBITDA) from a previously applicable maximum ratio of 2.25:1.00 through the fiscal quarter ending March 31, 2014 to an amended maximum ratio of 2.60:1.00 that is now applicable through the fiscal quarter ending November 30, 2013.  The other applicable ratios for this Leverage Ratio II financial covenant remain the same as originally set forth in the Loan Agreement, though the applicable periods have been correspondingly adjusted to reflect the foregoing, as follows:

Original Loan Agreement		Amendment No. 1
Period	Ratio	Period	Ratio
April 1, 2013 to March 31, 2014	2.25:1.00	May 10, 2013 to November 30, 2013	2.60:1.00
April 1, 2014 to March 31, 2015	2.00:1.00	December 1, 2013 to February 28, 2014	2.25:1.00
April 1, 2015 to March 31, 2016	1.75:1.00	March 1, 2014 to March 31, 2015	2.00:1.00
		April 1, 2015 to May 1, 2016	1.75:1.00

All other principal terms set forth in the Loan Agreement remained unchanged by Amendment No. 1.  In consideration of the amendments and consents provided in Amendment No. 1, the Company provided warrants to the Lenders with respect to an aggregate 25,000 shares of Common Stock (the “Warrants”), having an exercise price of $1.00 per share and a term expiring July 9, 2020.  The number of shares  underlying the Warrants represent less than 3% of the Company’s shares outstanding as of the date hereof.

Copies of the Loan Agreement, Amendment No. 1 and each of the Warrants (collectively, the “Loan Documents”) are filed as Exhibits 10.27, 10.27.1, 99.1 and 99.2 to this report, respectively, and are incorporated herein by reference. The foregoing descriptions of the Loan Documents and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Loan Documents filed herewith.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description of Document

10.27

Loan, Pledge and Security Agreement, dated May 10, 2013, by and among the Company and the Lenders.

10.27.1

Amendment No. 1 to Loan, Pledge and Security Agreement, dated July 9, 2013 by and among the Company and the Lenders.

99.1

Warrant for the Purchase of Shares of Common Stock, dated July 9, 2013, between the Company and Prides Crossing Capital, L.P.

99.2

Warrant for the Purchase of Shares of Common Stock, dated July 9, 2013, between the Company and Prides Crossing Capital-A, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTECH, INC.

Date: July 12, 2013

By: /s/ Joseph P. Mullaney

Joseph P. Mullaney

President & Chief Executive Officer

Exhibit Index

Exhibit No.

Description of Document

10.27

Loan, Pledge and Security Agreement, dated May 10, 2013, by and among the Company and the Lenders.

10.27.1

Amendment No. 1 to Loan, Pledge and Security Agreement, dated July 9, 2013 by and among the Company and the Lenders.

99.1

Warrant for the Purchase of Shares of Common Stock, dated July 9, 2013, between the Company and Prides Crossing Capital, L.P.

99.2

Warrant for the Purchase of Shares of Common Stock, dated July 9, 2013, between the Company and Prides Crossing Capital-A, L.P.